VANGUARD
U.S. GROWTH
PORTFOLIO

Annual Report
August 31, 1996

THE VANGUARD GROUP:
LINKING TRADITION
AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future.

The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

                                  [FIGURE 1]

[FIGURE 2]
         VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. Our Annual Reports to shareholders, in turn, provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the spirit and character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C.
         Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.



                                  CONTENTS


                                A Message To
                              Our Shareholders

                                      1


                                 The Markets
                               In Perspective

                                      3


                                 Report From
                                 The Adviser

                                      5


                                 Performance
                                   Summary

                                      7


                                  Portfolio
                                   Profile

                                      8


                                  Financial
                                 Statements

                                     10


                                  Report of
                                 Independent
                                 Accountants

                                     16


                                Directors and
                                  Officers

                              INSIDE BACK COVER

[PHOTO]

JOHN C. BOGLE
Chairman of the Board

[PHOTO]

JOHN J. BRENNAN
President



FELLOW SHAREHOLDER,


Vanguard U.S. Growth Portfolio's fiscal year ended August 31, 1996, was a terrific period for common stocks and an even better one for our Portfolio, which garnered a total return of +25.3%. As the economy maintained a near-perfect balance between moderate growth and low inflation, the stock market climbed steadily higher, with a few modest interim setbacks.

     The following table presents the 1996 fiscal-year total return (capital change plus reinvested dividends) of the U.S. Growth Portfolio compared to those of its two primary performance standards: the average growth mutual fund and the unmanaged Standard & Poor's 500 Composite Stock Price Index. Our Portfolio's return is based on an increase in net asset value from $18.83 per share on August 31, 1995, to $22.62 per share on August 31, 1996, with the ending net asset value adjusted for our annual dividend of $.29 per share paid from net investment income and a distribution totaling $.57 per share paid from net realized capital gains.

--------------------------------------------------------------
                                              TOTAL RETURN
                                            FISCAL YEAR ENDED
                                             AUGUST 31, 1996
--------------------------------------------------------------
Vanguard U.S. Growth Portfolio                     +25.3%
--------------------------------------------------------------
Average Growth Mutual Fund                         +12.7%
S&P 500 Index                                      +18.7
--------------------------------------------------------------

FISCAL 1996 PERFORMANCE OVERVIEW

With large-capitalization blue-chip stocks leading the market advance during the past twelve months, it is not surprising that the U.S. Growth Portfolio counted itself among the performance leaders. Our fiscal-year return of +25.3% was far above the +18.7% return of the S&P 500 Index and double the +12.7% return of our peer group of growth funds.

     Our margin over the Index was largely the result of our Adviser's excellent selections of stocks across all market sectors. In particular, our 19% position in health-care stocks achieved an aggregate return of +47%, compared to a return of +32% for this market-leading sector. Interestingly, while the technology sector was a market laggard (+7%), our outsize 20% commitment provided a solid return of +20%.

     Our enormous advantage over the average growth fund is fairly easy to quantify. In a nutshell, large-capitalization growth stocks were the market's best investments during the past year. For its part, the Portfolio is a pure growth fund, with large-capitalization stocks accounting for virtually 100% of its equities. (Indeed, our median market capitalization of $32 billion is among the largest of any mutual fund.) The typical growth mutual fund holds about half its assets in medium- and small-cap stocks, and maintains (for whatever reason) a blend of growth and value stocks. It is difficult to imagine a more favorable environment for our Portfolio relative to its competitors.

LONG-TERM PERFORMANCE OVERVIEW

As we have often noted, while it is interesting to discuss our performance over the past twelve months, we hope that shareholders have made a long-term commitment to the Portfolio. In the nine years since Lincoln Capital Management took over the reins of the

Portfolio, it has achieved a fully satisfactory record of success, outpacing the S&P 500 Index by about one percentage point annually and the average growth mutual fund by more than two percentage points annually. (The Portfolio's record over the past ten years is charted on page 7.) The table below summarizes the nine-year results.

     We are pleased--as we hope you are--with Lincoln Capital's record. Still, a fund's past results are not necessarily a precursor to the future. While the past two years have been an especially beneficent environment for the Portfolio, there will inevitably be periods when the markets are less kind. Indeed, as recently as fiscal 1993--when large growth stocks lagged the market--our Portfolio experienced a particularly difficult year relative to the broad stock market and to other growth funds. Come what may, you can be certain that we will continue to adhere to the sound investment policies that have served the Portfolio so well in the past.

----------------------------------------------------------------------------------
                                                    TOTAL RETURN*
                                            9 YEARS ENDED AUGUST 31, 1996
                                      --------------------------------------------
                                      CUMULATIVE                      ANNUAL RATE
----------------------------------------------------------------------------------
Vanguard U.S. Growth Portfolio         +183.2%                            +12.3%
----------------------------------------------------------------------------------
Average Growth Mutual Fund             +135.2%                            +10.0%
S&P 500 Index                          +161.0                             +11.2
----------------------------------------------------------------------------------

*Assuming reinvestment of all dividends and distributions.

IN SUMMARY

Fiscal 1996 closes as the eighth consecutive year in which the U.S. Growth Portfolio has enjoyed a positive rate of return. But bear in mind that "trees don't grow to the sky," and there is no predicting whether or not a down year lies ahead. (The Portfolio's last down year, fiscal 1988, saw a return of -22%.) That said, most of our shareholders have owned our shares for more than two years. If you are among them, you have experienced a +54% return in fiscal 1995-1996 combined. In other words, each $1,000 invested two years ago is now valued at $1,540. Truly, these have been good times for equity investors.

     As we close this letter, you may be wondering how such glad tidings square with the fairly sedate market returns so far in 1996. The reason is that absolute returns in the market were much higher during our 1996 fiscal year than in the first eight months of calendar 1996, which is the "year-to-date" period for fund performance that most of the financial press emphasize.

     The fact that a few months can mean the difference between a so-so year and a great year should reinforce the need for investors to ignore year-to-year gains and losses and focus instead on long-term results. With the stock market again edging toward record highs as we write this letter, investors' commitment to common stocks may well be tested in the months ahead.

     Nonetheless, we would remind you of a statement we repeated in last year's Annual Report: "The lowest risk and the highest reward--at least in the past--have been achieved by investors who have 'stayed the course'" with a sound investment approach that is consistent with their own financial objectives. While near-term market risks abound, this advice seems as appropriate today as it was then.


/s/ JOHN C. BOGLE                                  /s/ JOHN J. BRENNAN
-----------------                                  -------------------

September 11, 1996

THE MARKETS IN PERSPECTIVE

[FIGURE 3]

U.S. EQUITY AND BOND MARKETS

During the past twelve months, expectations about economic growth, inflation, and Federal Reserve policy shifted markedly, generating some pronounced changes in the U.S. equity and bond markets. In September 1995, for example, the U.S. economy was widely considered to be slowing after exhibiting fairly robust growth earlier in the year. Reflecting this view, investors were attracted to long-term U.S. Treasury bonds (the yield on the 30-year maturity fell from 6.7% to just below 6.0%) and high-quality, large-capitalization stocks (the S&P/BARRA Growth Index advanced 10.8%) during the last four months of 1995. By contrast, shares of more economically sensitive companies, such as technology firms, dropped sharply during this period, falling -5.7%.

     The view that slow but steady economic growth and minimal inflation would continue was widely held. Even the Open Market Committee of the Federal Reserve accepted this outlook, as evidenced by its decision last January to cut both the discount and Fed funds rates by 0.25% in an effort to stimulate the economy.

     By mid-February, however, reports indicated increases in the demand for technology goods, the number of new jobs, and consumer spending. As a result, the outlook among investors changed. Common-stock investors began to look for opportunities offered by a rapidly expanding economy (e.g., rapid earnings growth among technology and cyclical firms), while bond investors saw the more rapid growth as an indication of future inflation. The result was a 1.2% rise in the 30-year U.S. Treasury yield and sharp jumps in the prices of economically sensitive stocks during the next three months.

     This outlook proved to be short-lived, too, with signs of a slowdown appearing by late spring. As a result, blue-chip growth stocks again became the preferred segment of the stock market, while smaller-company issues, particularly technology stocks, declined--often sharply. Bond investors benefited from the revised outlook, as long-term yields fell -0.3% between mid-June and mid-August. The tide seemed to turn again in late August, however, pushing the long-term Treasury yield back up to 7.1%.

------------------------------------------------------------------------------
                                              AVERAGE ANNUALIZED RETURNS
                                             PERIODS ENDED AUGUST 31, 1996
                                          ------------------------------------
                                          1 YEAR        3 YEARS      5 YEARS
------------------------------------------------------------------------------
Equity
   S&P 500 Index                             18.7%        15.0%        13.6%
   Russell 2000 Index                        10.8         12.3         15.1
   MSCI-EAFE Index                            8.2          6.6          9.1
------------------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index                4.1%         4.5%         7.5%
   Lehman 10-Year Municipal
     Bond Index                               4.4          4.9          7.7
   Lipper Money Market                        4.9          4.4          3.9
------------------------------------------------------------------------------
Other
   Consumer Price Index                       2.9%         2.8%         2.9%
------------------------------------------------------------------------------

   The past year's volatility was a result of wide swings in the expectations for the economy. Bond investors, in aggregate, suffered as the Lehman Brothers Aggregate Bond Index posted a total return of 4.1% for the fiscal year, with income of 6.9% and a -2.8% decline in capital.

     Equity investors, on the other hand, saw the Standard & Poor's 500 Composite Stock Price Index generate a return of 18.7%, largely due to continued earnings growth; the S&P 500's performance was only 2.7% below the strong 21.4% gain generated during the twelve months ended August 1995. The best performers among the S&P 500's holdings were often the large "traditional" growth stocks in the health-care (32.1% over the last twelve months) and consumer-staples (28.7%) sectors. Such issues have historically performed especially well during periods of economic uncertainty thanks to the dependability of their earnings. The utilities (6.2%), technology (7.4%), and basic-materials (10.2%) sectors, by contrast, lagged in this environment of uncertain growth and rising interest rates.

     A number of the worst--and most volatile--performers among domestic common stocks could be found among small-capitalization technology issues. While small-company stocks (as measured by the Russell 2000 Small Stock Index) gained 10.8% in aggregate, stocks of small technology companies fell -0.8% for the year, dropping -18.8% in the last three months alone. The most likely cause was a number of earnings disappointments within the group.

     For bond investors, issues of shorter maturity and lower quality generally performed better than other segments of the bond market. Mortgage-backed securities also generated attractive relative returns as rising interest rates reduced prepayment activity. Municipals, however, were particularly strong compared to their taxable siblings as concern over a "flat-tax" system eased.

INTERNATIONAL EQUITY MARKETS

Returns for international equity investors were solid, as reflected in the 8.2% return of the Morgan Stanley Capital International-Europe, Australasia, Far East (EAFE) Index. Performance in the European and Pacific Rim markets differed widely, however, with returns of 15.7% and 1.1% (measured in U.S. dollars), respectively. One reason for the disparity was the strength of the U.S. dollar versus the Japanese yen. The dollar gained 9.8% against the yen, a move that reduced the Japanese market's 8.6% increase in local terms to a -2.0% drop for dollar-based investors. The dollar was essentially unchanged against the major European currencies.

     The strength of the European markets stemmed primarily from two sources:
(1) a decline in inflation expectations consistent with a drop in expected economic growth; and (2) a new focus among corporate management on "building shareholder value." As in the U.S. market, reduced growth expectations boosted the relative performance of "traditional" quality growth stocks, since their earnings are less dependent on economic cycles. At the same time, corporate restructuring appears to be gaining favor among the managers of many European firms in their efforts to enhance returns to shareholders. This shift boosted the performance of a number of more cyclical stocks. Performance in the United Kingdom was also aided by a marked increase in merger activity in advance of the upcoming national election--an election that is widely expected to result in a change in government.

     In Asian markets, Hong Kong (22.2%) and Malaysia (13.4%) stood out for their gains. A number of the smaller markets (e.g., Singapore, Thailand) suffered from slower growth and reduced competitiveness as a result of the weakened Japanese yen. The Japanese market, despite the 8.6% gain in local currency, proved disappointing to many investors due to slow sustained growth despite government efforts to spur the economy.

REPORT FROM THE ADVISER

[FIGURE 4]

Vanguard U.S. Growth Portfolio earned an impressive 25.3% return for the fiscal year ended August 31, 1996, well above comparable indexes as was discussed in the letter to shareholders. These margins are among the best that the Portfolio has achieved since we at Lincoln Capital assumed management responsibilities nine years ago. We are delighted, if a bit surprised, at our collective good fortune.

     Our strategy has always been to invest primarily in companies that we believe are leaders in their industries. Specifically, we continue to emphasize powerful, relatively mature, growing companies, with a tilt toward the health-care, consumer, and technology sectors. These three industries represented roughly two-thirds of the Portfolio's net assets at the end of the period, about the same weighting they held in some of the better-known growth indexes.

     True to our investment philosophy, we are heavily invested in many of the largest-capitalization blue-chip growth stocks. In fact, our median market capitalization is nearly twice that of our typical mutual fund competitor. We also tend to hold a relatively small number of stocks. Although this portfolio concentration provided a strong boost to our performance over the past twelve months, it has hurt us in other years (most notably in fiscal 1993, when our selections left something to be desired).

-----------------------------------------------------------------------------------------------------------
COMPANY                                           BUSINESS
-----------------------------------------------------------------------------------------------------------
     1.   Coca-Cola                               #1   soft drink producer
     2.   AT&T                                    #1   communications company
     3.   Cisco Systems                           #1   provider of computer-connecting equipment
     4.   Automatic Data Processing               #1   payroll service
     5.   American Home Products                  #1   manufacturer of medications and hospital supplies
     6.   Johnson & Johnson                       #1   health-care/consumer
                                                       products company
     7.   Hewlett-Packard                         #1   maker of electronic instruments/printers
     8.   Procter & Gamble                        #1   household-products company
     9.   Pfizer                                  Pharmaceutical company
     10.  SmithKline Beecham                      Pharmaceutical company
-----------------------------------------------------------------------------------------------------------

     On balance, we remain convinced that we can best add value to Vanguard U.S. Growth Portfolio by focusing on those few companies with sustainable superiority and then holding their stocks for the long term. This does not imply that we "blindly" hold a company at any valuation level. Rather, it is simply an affirmation of our belief that the best companies tend to sustain their leadership over extended periods.

     In fiscal 1996, some of our major purchases included Eastman Kodak, Bristol-Myers, and Household International. Our major sales included Intel, PepsiCo, Philip Morris, and Disney, each of which had been among our ten largest positions. We eliminated our positions in General Electric (which had attained our valuation goals) and Wal-Mart.

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in high-quality established growth companies that sell at reasonable prices in relation to expected earnings and to valuations in the broad stock market.

   The table on the previous page provides a brief summary of the Portfolio's ten largest holdings, which together represent 33% of our total net assets. (Most mutual funds hold about 25% of their assets in their ten largest stocks.) On average, these ten stocks sell at a price/earnings (P/E) ratio of about 19 times our estimates of their 1997 earnings, a 15% premium over the S&P 500 Index's P/E ratio of about 17 times earnings. This is a modestly higher premium than that of recent years. The average P/E ratio of the total portfolio is just slightly above the market's valuation.

     We continue to feel optimistic about the U.S. Growth Portfolio's prospects for superior long-term total returns. While there will be the inevitable bumps along the way, shareholders who can accept these occasional rough patches should be well rewarded over time.

David Fowler, Portfolio Manager
Parker Hall, Portfolio Manager
Lincoln Capital Management Company

September 5, 1996

PERFORMANCE SUMMARY: U.S. GROWTH PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: 8/31/76-8/31/96
--------------------------------------------------------------
                       U.S. GROWTH PORTFOLIO          S&P 500
FISCAL           CAPITAL      INCOME       TOTAL       TOTAL
YEAR             RETURN       RETURN      RETURN      RETURN
--------------------------------------------------------------
1977              -0.7%         1.7%        1.0%       -1.8%
1978              19.9          2.5        22.4        12.4
1979              10.5          2.7        13.2        11.6
1980              11.9          3.7        15.6        18.2
1981               8.5          3.2        11.7         5.4
1982              -4.8          3.5        -1.3         3.2
1983              51.3          4.2        55.5        44.0
1984               0.9          1.9         2.8         6.1
1985              16.4          3.7        20.1        18.3
1986              23.6          3.0        26.6        39.1
1987              15.1%         2.7%       17.8%       34.5%
1988             -23.5          1.9       -21.6       -17.8
1989              39.6          1.1        40.7        39.2
1990               3.7          1.3         5.0        -5.0
1991              31.9          2.4        34.3        26.9
1992               7.5          1.3         8.8         7.9
1993               0.5          1.2         1.7        15.2
1994               5.5          1.5         7.0         5.5
1995              21.3          1.5        22.8        21.4
1996              23.5          1.8        25.3        18.7
--------------------------------------------------------------

See Financial Highlights table on page 14 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE 8/31/86-8/31/96

[FIGURE 5]

-----------------------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURNS
                                          PERIODS ENDED AUGUST 31, 1996
                                     ----------------------------------------     FINAL VALUE OF A
                                     1 YEAR          5 YEARS        10 YEARS     $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------
U.S. GROWTH PORTFOLIO                 25.28%           12.73%         12.80%           $33,361
AVERAGE GROWTH FUND                   12.70            11.91          11.57             29,789
S&P 500 INDEX                         18.73            13.59          13.39             35,114
-----------------------------------------------------------------------------------------------------


Average Annual Total Returns: Periods Ended 6/30/96*

--------------------------------------------------------------------------------------
                                                                       10 YEARS
                           INCEPTION                           -----------------------
                             DATE       1 YEAR      5 YEARS    CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------------
U.S. Growth Portfolio       1/6/59      31.28%      15.57%      11.08%  1.68%   12.76%
--------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PORTFOLIO PROFILE: U.S. GROWTH PORTFOLIO
AUGUST 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on page 9.


PORTFOLIO CHARACTERISTICS
------------------------------------------
                     U.S. GROWTH  S&P 500
------------------------------------------
Number of Stocks              60      500
Median Market Cap         $31.6B   $20.6B
Price/Earnings Ratio       23.0x    17.6x
Price/Book Ratio            4.8x     3.0x
Dividend Yield              1.5%     2.3%
Return on Equity           25.2%    19.5%
Earnings Growth Rate       16.4%    12.6%
Foreign Holdings            8.1%     3.7%
Turnover Rate                44%       --
Expense Ratio              0.43%       --
Cash Reserves               6.7%       --

VOLATILITY MEASURES
------------------------------------------
                     U.S. GROWTH  S&P 500
------------------------------------------
R-Squared                   0.86     1.00
Beta                        0.90     1.00

INVESTMENT FOCUS
------------------------------------------

[FIGURE 6]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
The Coca-Cola Co.                  4.6%
AT&T Corp.                         3.9
Cisco Systems, Inc.                3.4
Automatic Data Processing, Inc.    3.4
American Home Products Corp.       3.3
Johnson & Johnson                  3.2
Hewlett-Packard Co.                2.9
Procter & Gamble Co.               2.9
Pfizer, Inc.                       2.8
SmithKline Beecham PLC ADR         2.7
--------------------------------------------
Top Ten                           33.1%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
-------------------------------------------------------------------------------------------
                                               AUGUST 31, 1995        AUGUST 31, 1996
                                              ---------------------------------------------
                                                 U.S. GROWTH     U.S. GROWTH      S&P 500
                                              ---------------------------------------------
Basic Materials   . . . . . . . . . . .              1.0%             5.4%          6.5%
Capital Goods & Construction  . . . . .              7.7              3.3           8.6
Consumer Cyclical   . . . . . . . . . .             16.7             13.6          13.3
Consumer Staples  . . . . . . . . . . .             21.0             18.6          12.6
Energy  . . . . . . . . . . . . . . . .              1.9              2.6           9.4
Financial   . . . . . . . . . . . . . .              9.3              9.7          13.5
Health Care   . . . . . . . . . . . . .             13.4             20.1          10.5
Technology  . . . . . . . . . . . . . .             22.2             21.6          11.2
Transport & Services  . . . . . . . . .              0.0              0.0           1.6
Utilities   . . . . . . . . . . . . . .              5.3              4.6          10.6
Miscellaneous   . . . . . . . . . . . .              1.5              0.5           2.2
-------------------------------------------------------------------------------------------

PORTFOLIO CHARACTERISTICS

[FIGURE 7]

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.

MEDIAN MARKET CAP. Indicates the average market capitalization (market price x shares outstanding) of stocks in the portfolio.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

PRICE/BOOK RATIO. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a portfolio, the weighted average yield for stocks it holds.

RETURN ON EQUITY. The rate of return generated by a company during the past year for each dollar of shareholder's equity (net income for the year divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

EARNINGS GROWTH RATE. The annual average rate of growth in earnings over the past five years for the stocks now in a portfolio.

FOREIGN HOLDINGS. The percentage of a portfolio's equity holdings invested in non-U.S. companies.

TURNOVER RATE. Indicates trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors). The average turnover rate for stock mutual funds is about 80%.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio for a stock mutual fund was 1.34% in 1995.

INVESTMENT FOCUS

This grid indicates a portfolio's characteristics in terms of two attributes--market capitalization and relative valuation (growth, value, or a blend). For instance, if the upper right box of the grid is shaded, it indicates that a portfolio emphasizes large capitalization growth stocks.

VOLATILITY MEASURES

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

TEN LARGEST HOLDINGS

Indicates the percentage of a portfolio's total net assets in its ten largest stocks (25% is the average for stock mutual funds). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on the fortunes of a few companies.

SECTOR DIVERSIFICATION

Indicates the percentage of a portfolio's common stocks invested in each of the major industry classifications that compose the stock market.

[FIGURE 8]

FINANCIAL STATEMENTS
AUGUST 31, 1996

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------
                                                            MARKET
                                                            VALUE*
U.S. GROWTH PORTFOLIO                   SHARES               (000)
--------------------------------------------------------------------
COMMON STOCKS (93.3%)
--------------------------------------------------------------------
BASIC MATERIALS (5.0%)
   W.R. Grace & Co.                  1,800,000         $   118,125
   Monsanto Co.                      3,440,000             110,510
                                                       ------------
                                                           228,635
                                                       ------------
CAPITAL GOODS & CONSTRUCTION (3.1%)
   The Boeing Co.                      900,000              81,450
   Honeywell, Inc.                     483,000              28,074
   Illinois Tool Works, Inc.           423,000              29,240
                                                           138,764
CONSUMER CYCLICAL (12.7%)
-  Brinker International, Inc.       1,080,000              16,200
   Carnival Corp. Class A              953,000              26,922
-  Circus Circus Enterprises Inc.      272,000               9,248
   The Walt Disney Co.               1,247,000              71,079
   Eastman Kodak Co.                 1,469,000             106,503
-  Kohls Corp.                         230,000               8,740
   Lowes Cos., Inc.                  1,860,000              67,192
   Mattel, Inc.                      2,570,000              67,784
   May Department Stores Co.         1,760,000              80,080
   McDonald's Corp.                  1,437,000              66,641
-  Mirage Resorts, Inc.                738,000              17,159
-  Payless ShoeSource, Inc.            584,000              20,513
   Warnaco Group                       800,000              19,800
                                                       ------------
                                                           577,861
                                                       ------------
CONSUMER STAPLES (17.3%)
   The Coca-Cola Co.                 4,223,000             211,150
   Coca-Cola Enterprises, Inc.         316,000              12,759
   Gillette Co.                      1,587,000             101,170
   PepsiCo, Inc.                     4,225,000             121,469
   Philip Morris Cos., Inc.          1,297,000             116,406
   Procter & Gamble Co.              1,470,000             130,646
   Unilever NV                         575,000              82,513
   Unilever PLC ADR                    125,000              10,203
                                                       ------------
                                                           786,316
                                                       ------------
ENERGY (2.4%)
   Enron Oil & Gas Co.                 600,000              15,525
-  Renaissance Energy Ltd.           1,600,000              45,021
-  Talisman Energy, Inc.             1,955,000              48,366
                                                       ------------
                                                           108,912
                                                       ------------
FINANCIAL (9.1%)
   Aetna Inc.                          318,000              21,028
   American International
     Group, Inc.                     1,192,000             113,240
   The Chase Manhattan Corp.         1,560,000             116,025
   Federal National
     Mortgage Assn.                  1,120,000              34,720
   Household International, Inc.     1,044,000              82,737
   Norwest Corp.                     1,200,000              45,150
                                                       ------------
                                                           412,900
                                                       ------------
HEALTH CARE (18.7%)
   American Home Products Corp.      2,560,000             151,680
   Bristol-Myers Squibb Co.          1,017,000              89,242
   Cardinal Health, Inc.               800,000              58,700
-  HealthCare Compare Corp.            681,000              29,113
   Johnson & Johnson                 2,954,000             145,485
   Eli Lilly & Co.                   1,325,000              75,856
   Pfizer, Inc.                      1,763,000             125,173
   Pharmacia & Upjohn, Inc.          1,217,000              51,114
   SmithKline Beecham PLC ADR        2,145,000             124,946
                                                       ------------
                                                           851,309
                                                       ------------

--------------------------------------------------------------------
                                                            MARKET
                                                            VALUE*
                                         SHARES              (000)
--------------------------------------------------------------------
TECHNOLOGY (20.2%)
-  Altera Corp.                        910,000        $     40,040
   AMP, Inc.                         1,484,000              56,763
   Automatic Data Processing, Inc.   3,688,000             153,513
-  Cisco Systems, Inc.               2,950,000             155,244
   Electronic Data Systems Corp.     1,537,000              83,766
   First Data Corp.                    204,000              15,912
   Hewlett-Packard Co.               3,010,000             131,688
-  Informix Corp.                    1,520,000              34,200
   Intel Corp.                       1,096,000              87,406
   Molex, Inc. Class A                 562,000              16,720
-  Oracle Corp.                      1,940,000              68,142
   Reuters Holdings PLC ADR            434,000              30,326
-  Xilinx, Inc.                      1,243,000              43,505
                                                      ------------
                                                           917,225
                                                      ------------

UTILITIES (4.3%)
   AT&T Corp.                        3,347,000             175,717
   MCI Communications Corp.            745,000              18,718
                                                      ------------
                                                           194,435
                                                      ------------
MISCELLANEOUS (0.5%)
   Service Corp. International         403,000              22,719
                                                      ------------

--------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $3,110,418)                                      4,239,076
--------------------------------------------------------------------

--------------------------------------------------------------------
                                           FACE
                                         AMOUNT
                                          (000)
--------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (6.5%)
--------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash
  Account 5.25%, 9/3/96
  (COST $294,666)                     $294,666             294,666
--------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
  (COST $3,405,084)                                      4,533,742
--------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
--------------------------------------------------------------------
Other Assets--Note C                                        25,006
Liabilities                                                (14,484)
                                                        ------------
                                                            10,522
--------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------
Applicable to 200,877,910 outstanding
  $1.00 par value shares
  (authorized 500,000,000 shares)                       $4,544,264
====================================================================

NET ASSET VALUE PER SHARE                                   $22.62
====================================================================

  *See Note A in Notes to Financial Statements.
  -Non-Income Producing Security.
  ADR--American Depository Receipt.

--------------------------------------------------------------------
                                         AMOUNT                PER
                                          (000)              SHARE
--------------------------------------------------------------------
AT AUGUST 31, 1996, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------
Paid in Capital                     $3,098,659              $15.42
Undistributed Net
   Investment Income                    31,764                 .16
Accumulated Net
   Realized Gains                      285,183                1.42
Unrealized Appreciation--
   Note E                            1,128,658                5.62
--------------------------------------------------------------------
NET ASSETS                          $4,544,264              $22.62
====================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gains (Losses) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------------
                                                                U.S. GROWTH PORTFOLIO
                                                           YEAR ENDED AUGUST 31, 1996
                                                                                (000)
--------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                                 $  58,257
  Interest                                                                      9,124
                                                                            ---------
     Total Income                                                              67,381
                                                                            ---------

EXPENSES
  Investment Advisory Fees--Note B
     Basic Fee                                                                  6,139
  The Vanguard Group--Note C
     Management and Administrative                                              9,233
     Marketing and Distribution                                                   823
  Taxes (other than income taxes)                                                 282
  Custodian Fees                                                                   13
  Auditing Fees                                                                    10
  Shareholders' Reports                                                           122
  Annual Meeting and Proxy Costs                                                   68
  Directors' Fees and Expenses                                                     13
                                                                            ---------
     Total Expenses                                                            16,703
     Expenses Paid Indirectly--Note C                                            (571)
                                                                            ---------
     Net Expenses                                                              16,132
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          51,249
--------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                               307,968
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES     440,659
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $799,876
======================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's Net Investment Income and Realized Capital Gain may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------
                                                                   U.S. GROWTH PORTFOLIO
                                                                   YEAR ENDED AUGUST 31,
                                                              ------------------------------
                                                                   1996               1995
                                                                  (000)              (000)
--------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                       $   51,249        $   38,281
   Realized Net Gain                                              307,968            91,924
   Change in Unrealized Appreciation (Depreciation)               440,659           388,046
                                                              ------------------------------
      Net Increase in Net Assets Resulting from Operations        799,876           518,251
                                                              ------------------------------

DISTRIBUTIONS
   Net Investment Income                                          (49,433)          (24,203)
   Realized Capital Gain                                          (97,161)               --
                                                              ------------------------------
      Total Distributions                                        (146,594)          (24,203)
                                                              ------------------------------
Capital Share Transactions(1)
   Issued                                                       1,561,164           967,386
   Issued in Lieu of Cash Distributions                           131,833            23,081
   Redeemed                                                      (791,065)         (458,896)
                                                              ------------------------------
      Net Increase from Capital Share Transactions                901,932           531,571
--------------------------------------------------------------------------------------------
   Total Increase                                               1,555,214         1,025,619
--------------------------------------------------------------------------------------------
Net Assets
   Beginning of Year                                            2,989,050         1,963,431
                                                              ------------------------------
   End of Year                                                 $4,544,264        $2,989,050
============================================================================================
(1)Shares Issued and Redeemed
   Issued                                                          72,254            57,733
   Issued in Lieu of Cash Distributions                             6,579             1,504
   Redeemed                                                       (36,694)          (27,003)
                                                              ------------------------------
      Net Increase in Shares Outstanding                           42,139            32,234
============================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-----------------------------------------------------------------------------------------------------------------
                                                                                 U.S. GROWTH PORTFOLIO
                                                                                 YEAR ENDED AUGUST 31,
                                                                 -------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        1996      1995      1994      1993     1992
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $18.83    $15.52    $14.71    $14.71   $13.69
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                             .26       .25       .20       .21      .19
    Net Realized and Unrealized Gain (Loss) on Investments           4.39      3.24       .82       .05     1.02
                                                                 -------------------------------------------------
          Total From Investment Operations                           4.65      3.49      1.02       .26     1.21
                                                                 -------------------------------------------------

DISTRIBUTIONS
    Dividends from Net Investment Income                             (.29)     (.18)     (.21)     (.18)    (.19)
    Distributions from Realized Capital Gains                        (.57)       --        --      (.08)      --
                                                                 -------------------------------------------------
          Total Distributions                                        (.86)     (.18)     (.21)     (.26)    (.19)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $22.62    $18.83    $15.52    $14.71   $14.71
==================================================================================================================

TOTAL RETURN                                                       25.28%    22.75%     6.98%     1.69%    8.83%
==================================================================================================================


RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                             $4,544    $2,989    $1,963    $1,954   $1,441
    Ratio of Total Expenses to Average Net Assets--Note C           0.43%     0.47%     0.52%     0.49%    0.49%
    Ratio of Net Investment Income to Average Net Assets            1.32%     1.59%     1.30%     1.50%    1.52%
    Portfolio Turnover Rate                                           44%       32%       47%       37%      24%
    Average Commission Rate Paid                                   $.0492       N/A       N/A       N/A      N/A
------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Growth Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform with generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

     2. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. Government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a contract that expires March 31, 1997, the Portfolio pays Lincoln Capital Management Company an investment advisory fee calculated at an annual percentage rate of average net assets. For the year ended August 31, 1996, the advisory fee represented an effective annual rate of 0.16% of the Portfolio's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolio under methods approved by the Board of Directors. At August 31, 1996, the Portfolio had contributed capital of $443,000 to Vanguard (included in Other Assets), representing 2.2% of Vanguard's capitalization. The Portfolio's directors and officers are also directors and officers of Vanguard.

     Vanguard has asked the Portfolio's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Portfolio part of the commissions generated. Such rebates are used solely to reduce the Portfolio's administrative expenses. For the year ended August 31, 1996, these arrangements reduced the Portfolio's expenses by $571,000 (0.01% of average net assets).

D. During the year ended August 31, 1996, the Portfolio purchased $2,326,132,000 of investment securities and sold $1,644,855,000 of investment securities, not counting U.S. Government securities and temporary cash investments.

E. At August 31, 1996, net unrealized appreciation of investment securities for financial reporting and Federal income tax purposes was $1,128,658,000, consisting of unrealized gains of $1,174,288,000 on securities that had risen in value since their purchase and $45,630,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Directors of
Vanguard U.S. Growth Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Portfolio (the "Portfolio") at August 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

September 30, 1996




SPECIAL 1996 TAX INFORMATION (UNAUDITED)
VANGUARD U.S. GROWTH PORTFOLIO
This information for the fiscal year ended August 31, 1996, is included pursuant to provisions of the Internal Revenue Code.

The Fund designates $251,033,000 as capital gain dividends (from net long-term capital gains), of which $18,436,000 was distributed to shareholders in December 1995. The balance of $232,597,000, along with any additional gains realized through October 31, 1996, will be distributed in December 1996.

For corporate shareholders, 49.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus of Rhone-Poulenc Rorer Inc.; Director of
         Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, Jr., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, Jr., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
         Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
         Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
         Institutional.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.


[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

Growth and Income Funds
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

Balanced Funds
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LIFEStrategy Portfolios

Growth Funds
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

Aggressive Growth Funds
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

International Funds
  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity-International
    Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

Money Market Funds
  Vanguard Money Market Reserves
  Vanguard Admiral Funds

Income Funds
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

Tax-Exempt Money Market Funds
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

Tax-Exempt Income Funds
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q810-8/96



[FIGURE 9]

VANGUARD
INTERNATIONAL
GROWTH PORTFOLIO

Annual Report
August 31, 1996

THE VANGUARD GROUP:
LINKING TRADITION
AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future.

The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[FIGURE 1]

[FIGURE 2]
         VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. Our Annual Reports to shareholders, in turn, provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the spirit and character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C.
         Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.


                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                       1


                                  The Markets
                                 In Perspective

                                       4


                                  Report From
                                  The Adviser

                                       6


                                   Portfolio
                                    Profile

                                       8


                                  Performance
                                    Summary

                                       10


                                   Financial
                                   Statements

                                       11


                                   Report of
                                  Independent
                                  Accountants

                                       19


                                 Directors and
                                    Officers

                               INSIDE BACK COVER

[PHOTO]
JOHN C. BOGLE
Chairman of the Board

[PHOTO]
JOHN J. BRENNAN
President


FELLOW SHAREHOLDER,

With a total return of +12.7%, Vanguard International Growth Portfolio significantly outpaced most competing funds in the fiscal year ended August 31, 1996. The Portfolio's performance came against a backdrop of generally solid returns in international stock markets, although these returns were diminished by the strong rise in value of the U.S. dollar against the Japanese yen.

      The table below presents the fiscal 1996 total return (capital change plus reinvested dividends) of the International Growth Portfolio compared to returns on its two primary performance benchmarks: the average international equity mutual fund and the unmanaged Morgan Stanley Capital International-Europe, Australasia, Far East Index. The return for the International Growth Portfolio is based on an increase in its net asset value from $14.70 per share on August 31, 1995, to $16.13 per share on August 31, 1996, with the ending net asset value adjusted for our annual dividend of $.20 per share paid from net investment income and a distribution of $.21 per share paid from net realized capital gains.



--------------------------------------------------------------------
                                                     TOTAL RETURN
                                                  FISCAL YEAR ENDED
                                                   AUGUST 31, 1996
--------------------------------------------------------------------
Vanguard International
  Growth Portfolio                                     +12.7%
--------------------------------------------------------------------
Average International Mutual Fund                      + 8.8%
International Index*                                   + 8.2
--------------------------------------------------------------------

*Morgan Stanley Capital International-Europe, Australasia, Far East Index.


FISCAL 1996 PERFORMANCE OVERVIEW

Fifteen of the 20 international stock markets in the International Index posted positive returns in the fiscal year ended August 31, both in local currencies and when measured in U.S. dollars. In the aggregate, these markets provided a total return of +12.1% in local currencies. However, the dollar gained about +10% versus the Japanese yen during the fiscal year. Because Japan is the dominant component of the Index, accounting for two-fifths of its value, the -2.0% return to dollar-based holders of Japanese stocks reduced the total dollar-based return on the overall Index to +8.2%. The table at right shows the returns, in local currencies and in U.S. dollars, on key international equity market segments.

      Our substantial edge over the International Index was partly due to our smaller commitment, in comparison to the Index, to Japanese stocks. On average, Japanese stocks made up 30% of the Portfolio's net assets, while Japanese equities made up 40% of the International Index. We also benefited from a particularly good year, especially in Europe, for the kind of established-growth companies that are our Portfolio's bread and butter.


----------------------------------------------------------------------
                                            TOTAL RETURN
                                   12 MONTHS ENDED AUGUST 31, 1996
                            ------------------------------------------
                               BASED ON       CURRENCY      BASED ON
STOCK MARKET INDEX          LOCAL CURRENCY     EFFECT      U.S. DOLLAR
----------------------------------------------------------------------

International*                  +12.1%          -3.9%        + 8.2%
----------------------------------------------------------------------
European*                       +14.8%          +0.9%        +15.7%
Pacific Basin*                  + 9.3           -8.2         + 1.1
----------------------------------------------------------------------
United States                   +18.7%            --         +18.7%
----------------------------------------------------------------------

*Morgan Stanley Capital International Indexes.

LONG-TERM PERFORMANCE OVERVIEW

No matter how favorable, one year's results are not sufficient to judge any mutual fund's long-term performance. We hope and expect that shareholders consider their holdings in the International Growth Portfolio to be a long-term investment. Happily, our Portfolio's long-term record bears up quite well to close examination, as evidenced by the results shown in the table at left--although future returns, of course, may be better or worse than those shown.

      As we noted a year ago, currency fluctuations can have a powerful impact on international stock returns. This is a special risk that U.S. investors do not face when investing in their own markets.


----------------------------------------------------------------------
                                                TOTAL RETURN*
                                       10 YEARS ENDED AUGUST 31, 1996
                                      --------------------------------
                                        CUMULATIVE       ANNUAL RATE
----------------------------------------------------------------------
Vanguard International
  Growth Portfolio                        +155.9%            +9.8%
----------------------------------------------------------------------
Average International Mutual Fund         +132.7%            +8.8%
International Index**                     +127.9             +8.6
----------------------------------------------------------------------

 *Assuming reinvestment of all dividends and distributions.

**Morgan Stanley Capital International-Europe, Australasia, Far East Index.

      We would also emphasize that performance figures are extremely time-dependent--that is, investment returns can look markedly different by the inclusion or exclusion of an extraordinarily good or bad year. This year's ten-year returns, for example, were about six percentage points lower than the ten-year returns shown last year. The reason for the sharp decline is that this year's ten-year calculations do not include the results achieved in fiscal 1986, which was a fabulous year for international stocks. Total returns (in dollar terms) for the year were +103.7% on the International Index and +98.9% for the International Growth Portfolio. What is more, during most of the decade the dollar was weakening, substantially enhancing international returns. However, just the opposite occurred last year, as we noted earlier.

      Stupendous returns such as we achieved in 1986 are, almost certainly, a once-in-a-lifetime event. However, the International Growth Portfolio does hold an enduring edge, namely our substantial cost advantage. The Portfolio's expense ratio (expenses as a percentage of average net assets) was 0.56% last year versus 1.58% for the average international equity mutual fund, giving the Portfolio an annual "head start" of roughly 1% in annual return, which accounted for our entire edge over the competition. We expect this cost advantage to continue to help the Portfolio outpace the majority of its peers over the long haul.

IN SUMMARY

In our Annual Report a year ago, we told you that international markets "may well face the headwind of a stronger U.S. currency." That headwind in fact proved to be present in fiscal 1996, particularly in Japan, and dampened returns on both foreign stocks and the International Growth Portfolio. The volatility inherent in currencies and in stock markets is precisely why shares in the Portfolio should be considered long-term investments.

      We believe that, as a long-term investment, international stocks have a place in a balanced portfolio that also holds domestic equities, bonds, and short-term reserves. In this role, international stocks offer additional diversification and should provide competitive returns over time for the long-term investor who "stays the course." We, too, will hold to the investment objective and strategies that have governed the Portfolio since its inception nearly 15 years ago.




/s/ JOHN C. BOGLE                /s/ JOHN J. BRENNAN
-----------------------          ----------------------


September 18, 1996

VANGUARD--A PIONEER IN INTERNATIONAL INVESTING

Vanguard International Growth Portfolio celebrated its 15th anniversary on September 30, 1996, as we completed this Report. When the Portfolio began operations in autumn 1981, only six other mutual fund managers ran international portfolios, with total assets of some $200 million. Today, nearly 400 international mutual funds are available to U.S. investors, with total assets of more than $110 billion.

      Vanguard's early acceptance of the importance of international investing began with the forming of a discrete portfolio within Vanguard World Fund (then named Ivest Fund). The Portfolio started out with assets of $25 million. On September 30, 1985, when assets reached $77 million, it was "spun off" as a separate mutual fund. Since then, it has enjoyed steady growth and acceptance, with assets now totaling $5.2 billion.

      Over the past 15 years, the International Growth Portfolio has achieved an enviable record of performance, smartly surpassing most of its competitors, as shown in this table. This record is a tribute to the global investment skills of Schroder Capital Management International and portfolio manager Richard Foulkes. He has served in this capacity since our Portfolio's inception 15 years ago--a record of continuity without parallel, as far as we know, in the international-fund field.

      From pioneer in an infant industry group to performance and asset leader in a major industry component, Vanguard International Growth Portfolio has served its shareholders well. We look forward to continuing to do so in the years ahead.

----------------------------------------------------------
                                           AVERAGE ANNUAL
                                            TOTAL RETURN
                                          9/30/81-9/30/96
----------------------------------------------------------
Vanguard International
  Growth Portfolio                             +16.6%
Average International Mutual Fund              +13.3
Vanguard Advantage                             + 3.3
----------------------------------------------------------

[FIGURE 3]

THE MARKETS IN PERSPECTIVE

U.S. EQUITY AND BOND MARKETS

During the past twelve months, expectations about economic growth, inflation, and Federal Reserve policy shifted markedly, generating some pronounced changes in the U.S. equity and bond markets. In September 1995, for example, the U.S. economy was widely considered to be slowing after exhibiting fairly robust growth earlier in the year. Reflecting this view, investors were attracted to long-term U.S. Treasury bonds (the yield on the 30-year maturity fell from 6.7% to just below 6.0%) and high-quality, large-capitalization stocks (the S&P/BARRA Growth Index advanced 10.8%) during the last four months of 1995. By contrast, shares of more economically sensitive companies, such as technology firms, dropped sharply during this period, falling -5.7%.

      The view that slow but steady economic growth and minimal inflation would continue was widely held. Even the Open Market Committee of the Federal Reserve accepted this outlook, as evidenced by its decision last January to cut both the discount and Fed funds rates by 0.25% in an effort to stimulate the economy.

      By mid-February, however, reports indicated increases in the demand for technology goods, the number of new jobs, and consumer spending. As a result, the outlook among investors changed. Common-stock investors began to look for opportunities offered by a rapidly expanding economy (e.g., rapid earnings growth among technology and cyclical firms), while bond investors saw the more rapid growth as an indication of future inflation. The result was a 1.2% rise in the 30-year U.S. Treasury yield and sharp jumps in the prices of economically sensitive stocks during the next three months.

      This outlook proved to be short-lived, too, with signs of a slowdown appearing by late spring. As a result, blue-chip growth stocks again became the preferred segment of the stock market, while smaller-company issues, particularly technology stocks, declined--often sharply. Bond investors benefited from the revised outlook, as long-term yields fell -0.3% between mid-June and mid-August. The tide seemed to turn again in late August, however, pushing the long-term Treasury yield back up to 7.1%.

      The past year's volatility was a result of wide swings in the expectations for the economy. Bond investors, in aggregate, suffered as the Lehman Brothers Aggregate Bond Index posted a total return of 4.1% for the fiscal year, with income of 6.9% and a -2.8% decline in capital.

---------------------------------------------------------------------
                                      AVERAGE ANNUALIZED RETURNS
                                    PERIODS ENDED AUGUST 31, 1996
                                -------------------------------------
                                1 YEAR        3 YEARS        5 YEARS
---------------------------------------------------------------------
Equity
    S&P 500 Index                18.7%          15.0%         13.6%
    Russell 2000 Index           10.8           12.3          15.1
    MSCI-EAFE Index               8.2            6.6           9.1
---------------------------------------------------------------------
Fixed-Income
    Lehman Aggregate Bond Index   4.1%           4.5%          7.5%
    Lehman 10-Year Municipal
      Bond Index                  4.4            4.9           7.7
    Lipper Money Market           4.9            4.4           3.9
---------------------------------------------------------------------
Other
    Consumer Price Index          2.9%           2.8%          2.9%
---------------------------------------------------------------------

      Equity investors, on the other hand, saw the Standard & Poor's 500 Composite Stock Price Index generate a return of 18.7%, largely due to continued earnings growth; the S&P 500's performance was only 2.7% below the strong 21.4% gain generated during the twelve months ended August 1995. The best performers among the S&P 500's holdings were often the large "traditional" growth stocks in the health-care (32.1% over the last twelve months) and consumer-staples (28.7%) sectors. Such issues have historically performed especially well during periods of economic uncertainty thanks to the dependability of their earnings. The utilities (6.2%), technology (7.4%), and basic-materials (10.2%) sectors, by contrast, lagged in this environment of uncertain growth and rising interest rates.

      A number of the worst--and most volatile--performers among domestic common stocks could be found among small-capitalization technology issues. While small-company stocks (as measured by the Russell 2000 Small Stock Index) gained 10.8% in aggregate, stocks of small technology companies fell -0.8% for the year, dropping -18.8% in the last three months alone. The most likely cause was a number of earnings disappointments within the group.

      For bond investors, issues of shorter maturity and lower quality generally performed better than other segments of the bond market. Mortgage-backed securities also generated attractive relative returns as rising interest rates reduced prepayment activity. Municipals, however, were particularly strong compared to their taxable siblings as concern over a "flat-tax" system eased.

INTERNATIONAL EQUITY MARKETS

Returns for international equity investors were solid, as reflected in the 8.2% return of the Morgan Stanley Capital International-Europe, Australasia, Far East (EAFE) Index. Performance in the European and Pacific Rim markets differed widely, however, with returns of 15.7% and 1.1% (measured in U.S. dollars), respectively. One reason for the disparity was the strength of the U.S. dollar versus the Japanese yen. The dollar gained 9.8% against the yen, a move that reduced the Japanese market's 8.6% increase in local terms to a -2.0% drop for dollar-based investors. The dollar was essentially unchanged against the major European currencies.

      The strength of the European markets stemmed primarily from two sources:
(1) a decline in inflation expectations consistent with a drop in expected economic growth; and (2) a new focus among corporate management on "building shareholder value." As in the U.S. market, reduced growth expectations boosted the relative performance of "traditional" quality growth stocks, since their earnings are less dependent on economic cycles. At the same time, corporate restructuring appears to be gaining favor among the managers of many European firms in their efforts to enhance returns to shareholders. This shift boosted the performance of a number of more cyclical stocks. Performance in the United Kingdom was also aided by a marked increase in merger activity in advance of the upcoming national election--an election that is widely expected to result in a change in government.

      In Asian markets, Hong Kong (22.2%) and Malaysia (13.4%) stood out for their gains. A number of the smaller markets (e.g., Singapore, Thailand) suffered from slower growth and reduced competitiveness as a result of the weakened Japanese yen. The Japanese market, despite the 8.6% gain in local currency, proved disappointing to many investors due to slow sustained growth despite government efforts to spur the economy.

REPORT FROM THE ADVISER

[FIGURE 4]

Vanguard International Growth Portfolio provided a total return of 12.7% during fiscal 1996, which ended on August 31. This exceeded the performance of both the Morgan Stanley Capital International-Europe, Australasia, Far East (EAFE) Index, which provided an 8.2% return during the year, and the average international equity mutual fund, which achieved an 8.8% return.

      Individual countries and, of course, companies have surprised investors with both good news and bad, but in general, the past year has not been a period of excesses. Very few of the larger countries where we invest are showing signs of overheated economies, the usual scourge of stock markets. On the contrary, most countries are nervous because their economies are still struggling to recover. Markets with the potential to strengthen provide ideal backgrounds for equities; this is what we have seen during the past year. Ultimately, though, it is up to the companies to deliver the improvement in profits that this mood anticipates. We have begun to see this, perhaps even earlier than expected, as companies have been aggressively cutting costs.

      There were no stunning market performances over the fiscal year. Sweden and Switzerland provided total returns, in U.S.-dollar terms, of 29% and 27%, respectively, followed by the Netherlands (24%) and Hong Kong (22%). Returns for dollar-based investors in Sweden were boosted by a strong recovery in the Swedish kronor, which rose 10% against the U.S. dollar.

      Elsewhere, currencies were little changed over the year, with the big exception of the Japanese yen. The yen fell a further -10% against the dollar, turning the modest 9% rise in the Japanese stock market in yen terms into a -2% loss for dollar-based investors. Emerging markets generally underperformed the developed markets, although returns from the larger countries were diverse, ranging from Brazil's 17% dollar-based return to Korea's -24% return.

      Approximately half of the Portfolio was invested in Europe during the fiscal year; this delivered most of the increase in your share price. We benefited particularly from the strength of stocks in the Netherlands, Switzerland, and the United Kingdom. At the same time, we had relatively little exposure in France and Italy, two countries whose economic problems look especially challenging. Indeed, business conditions in most of Europe are tough, with the exception of the UK and the Netherlands.

      It takes well-managed companies to fare well in a weak economic environment, and in Europe the Portfolio has focused on those where recent changes in management or in corporate shape have created opportunities for exceptional increases in profitability. The proposed merger between Ciba-Geigy and Sandoz is a good example; another is the rather smaller merger between Adia and Ecco to create Europe's largest temporary-employment agency. "Shareholder value" has become the new watchword of management in several European countries, notably Germany and, to a limited extent, France. This bodes well for future results. We have identified several such situations in Germany,


INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by selecting the stocks of companies with the potential for above-average earnings growth, with particular emphasis on companies in countries with favorable business and market environments.

notably Veba and Bayer, which figure prominently in the portfolio, and over the past twelve months we have increased the German weighting of the Portfolio accordingly. Elf, a major French oil company, is yet another example of a company we hold because of its new focus on creating shareholder value.

      About 27% of the Portfolio is now invested in Japan, which continues to be a source of disappointment. The Japanese government has aggressively pursued stimulatory fiscal and monetary policies over the past year and has, we believe, enabled local banks to put the worst of the bad-debt crisis behind them. However, the private sector of the economy has been slow to respond, and the Japanese stock market has failed to follow through on its original enthusiasm of 14 months ago. We have focused in Japan on stocks of companies that are sensitive to local, rather than export, business and believe that our patience will be rewarded.

      The third major region where the Portfolio is focused is the faster-growing Asian markets, where 16% of our assets is committed. Hong Kong shone through as an exception to the region's rather lackluster trend; fortunately, it made up one-third of our regional exposure, providing considerable support. Because Hong Kong is increasingly tied to China's economy, good news from the latter added stimulus to the local economy's natural cyclical recovery.

      Elsewhere in the region, slow growth in demand from Japan and weak prices for semiconductors worldwide played a part in a temporary economic slowdown which has discouraged local investors. A year ago, I reported to you fears of overheating! While these are indeed sensitive economies, they fluctuate around long-term growth rates that are among the highest in the world. Conditions can change rapidly, however, and we have recently added to the Portfolio's exposure in these markets to take advantage of the cheap stock prices now available.

      Amid these pluses and minuses, the Portfolio's diversification has kept us on the positive side. I am encouraged that, particularly in the Pacific Basin, there is much to look forward to in the coming year. There is no certainty of it, however, so we shall remain well-balanced. But the time is approaching when the Pacific area will replace Europe as the region generating the best returns.

Richard Foulkes
Schroder Capital Management International

September 17, 1996

PORTFOLIO PROFILE: INTERNATIONAL GROWTH PORTFOLIO
AUGUST 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on page 9.




PORTFOLIO CHARACTERISTICS
---------------------------------------------
                  INTERNATIONAL
                         GROWTH     MSCI-EAFE
---------------------------------------------
Number of Stocks            172         1,103
Turnover Rate               22%            --
Expense Ratio             0.56%            --
Cash Reserves              1.9%            --


VOLATILITY MEASURES
---------------------------------------------
                  INTERNATIONAL
                         GROWTH     MSCI-EAFE
---------------------------------------------
R-Squared                  0.76          1.00
Beta                       0.79          1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
Ciba-Geigy AG (Registered)           3.1%
Internationale Nederlanden
  Groep NV                           2.5
British Petroleum Co., PLC           2.4
Veba AG                              2.4
ABB AG (Bearer)                      2.4
Fuji Photo Film Co., Ltd.            2.3
Heineken NV                          2.1
Ito-Yokado Co. Ltd.                  2.1
Takeda Chemical Industries           2.0
Bayer AG                             1.7
--------------------------------------------
Top Ten                             23.0%

PORTFOLIO ALLOCATION
------------------------------------------
EUROPE                              50%
JAPAN                               27%
PACIFIC (MINUS JAPAN)               11%
EMERGING MARKETS                     8%
OTHER                                4%


COUNTRY DIVERSIFICATION (% OF COMMON STOCK)
---------------------------------------------------
                   INTERNATIONAL
                          GROWTH       MSCI-EAFE
---------------------------------------------------
Argentina                    0.1%             --
Australia                    1.6             2.7%
Belgium                       --             1.2
Brazil                       0.9              --
Canada                       2.6              --
Chile                        0.2              --
Denmark                      0.6             0.8
Finland                      0.4             0.5
France                       4.2             6.5
Germany                      7.4             7.1
Hong Kong                    5.3             3.2
Indonesia                    1.3              --
Italy                        1.2             2.7
Japan                       27.0            39.0
Korea                        1.5              --
Malaysia                     2.3             2.4
Mexico                       0.3              --
Netherlands                 11.9             4.3
Philippines                  1.8              --
Singapore                    2.1             1.4
Spain                         --             1.9
Sweden                       2.4             2.2
Switzerland                 10.1             6.0
Thailand                     1.6              --
United Kingdom              13.2            16.6
Other                         --             1.5
---------------------------------------------------
Total                        100%            100%

[FIGURE 6]


PORTFOLIO CHARACTERISTICS

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.

TURNOVER RATE. Indicates trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors). The average turnover rate for international equity mutual funds is about 60%.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio for an international equity mutual fund was 1.58% in 1995.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

PORTFOLIO ALLOCATION

This chart shows the distribution, by geographic region, of the portfolio's holdings.

VOLATILITY MEASURES

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

COUNTRY DIVERSIFICATION

Indicates the percentage of a portfolio's common stock invested in securities of various countries.

TEN LARGEST HOLDINGS

Indicates the percentage of a portfolio's total net assets in its ten largest stocks (25% is the average for stock mutual funds). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on the fortunes of a few companies.

PERFORMANCE SUMMARY: INTERNATIONAL GROWTH PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 9/30/81-8/31/96
------------------------------------------------------------------
                  INTERNATIONAL GROWTH PORTFOLIO        MSCI-EAFE
FISCAL         CAPITAL        INCOME        TOTAL         TOTAL
YEAR           RETURN         RETURN        RETURN        RETURN
------------------------------------------------------------------
1982             -5.7%          0.0%        -5.7%         -4.7%
1983             57.1           4.3         61.4          31.0
1984              5.7           1.6          7.3          14.7
1985             15.7           2.1         17.8          32.3
1986             96.4           2.5         98.9         103.7
1987             31.2           0.8         32.0          46.0
1988            -10.8           0.9         -9.9          -6.2
1989             22.7           1.8         24.5          22.4
1990              4.0           1.2          5.2         -11.8
1991             -6.8           1.7         -5.1          -0.3
1992             -0.4           1.9          1.5           0.4
1993             18.4           2.7         21.1          27.1
1994             19.5           0.9         20.4          11.1
1995              2.4           1.4          3.8           0.8
1996             11.3           1.4         12.7           8.2
------------------------------------------------------------------


See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 8/31/86-8/31/96
[FIGURE 7]


----------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED AUGUST 31, 1996
                                ----------------------------------    FINAL VALUE OF A
                                1 YEAR       5 YEARS      10 YEARS   $10,000 INVESTMENT
----------------------------------------------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO  12.72%        11.60%        9.85%         $25,586
AVERAGE INTERNATIONAL FUND       8.83          9.32         8.81           23,267
MSCI-EAFE INDEX                  8.19          9.13         8.59           22,790
----------------------------------------------------------------------------------------




AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 6/30/96*
---------------------------------------------------------------------------------------------------
                                                                                 10 YEARS
                                 INCEPTION                          -------------------------------
                                   DATE       1 YEAR     5 YEARS     CAPITAL      INCOME     TOTAL
---------------------------------------------------------------------------------------------------
International Growth Portfolio    9/30/81      17.95%      12.31%      9.65%      1.49%      11.14%
---------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

[FIGURE 8]

FINANCIAL STATEMENTS
AUGUST 31, 1996

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.


-----------------------------------------------------------------
                                                           MARKET
INTERNATIONAL                                              VALUE*
GROWTH PORTFOLIO                            SHARES          (000)
------------------------------------------------------------------
COMMON STOCKS (98.1%)
------------------------------------------------------------------
ARGENTINA (0.1%)
    Perez Companc SA B                     576,300 $        3,298
                                                   ---------------
AUSTRALIA (1.6%)
    Amcor Ltd.                             807,000          4,942
    Australia & New Zealand
      Banking Group Ltd.                   964,000          5,042
    Broken Hill Proprietary Ltd.         1,125,500         15,335
    Comalco A Ltd.                         910,096          5,098
    Lend Lease Corp.                       321,031          5,253
    Mayne Nickless Ltd.                    975,000          6,534
    News Corp. Ltd.                      1,512,763          8,068
    Normandy Mining Ltd.                 3,913,212          6,471
-   Normandy Mining Ltd.
      Warrants Exp. 4/30/01                 16,450              8
    Qantas Airways Ltd.                  3,057,482          4,838
    QNI Ltd.                             2,500,000          5,499
    TABCORP Holdings Ltd.                1,465,000          6,688
    WMC Ltd.                               854,937          5,953
                                                   ---------------
                                                           79,729
                                                   ---------------
BRAZIL (0.8%)
    Telecomunicacoes
      Brasileiras SA                   147,460,000          8,923
    Telecomunicacoes
      Brasileiras SA Pfd.              313,665,755         23,302
    Usinas Siderurgicas
      de Minas Gerais SA ADR               440,000          4,510
    Usinas Siderurgicas
      de Minas Gerais SA Pfd.        4,612,149,000          4,810
                                                   ---------------
                                                           41,545
                                                   ---------------
CANADA (2.6%)
    Canadian Pacific Ltd.                1,650,000         36,961
    Noranda A Inc.                       1,500,000         31,628
    NOVA Corp.                           3,450,000         30,636
    Royal Bank of Canada                 1,200,000         30,126
                                                   ---------------
                                                          129,351
                                                   ---------------
CHILE (0.2%)
    Compania de Telecomunicaciones
      de Chile SA ADR                       54,000          5,279
    Sociedad Quimica Y Minera
      de Chile ADR                          60,000          3,165
                                                   ---------------
                                                            8,444
                                                   ---------------
DENMARK (0.5%)
    Den Danske Bank                        376,000         26,858
                                                   ---------------
FINLAND (0.4%)
-   UPM-Kymmene Oy                         832,000         19,028
                                                   ---------------
FRANCE (4.2%)
    Cie. Generale des Eaux                 436,000         42,116
    Elf Aquitaine SA                     1,133,600         82,687
    Michelin Series B (Registered)         789,270         36,934
    Primagaz Cie.                           84,668          9,093
-   Primagaz Cie. Warrants
      Exp. 6/30/98                           7,697            148
-   SGS-Thomson Microelectronics
      NV ADR                               350,000         14,306
    Valeo SA                               447,000         22,544
                                                   ---------------
                                                          207,828
                                                   ---------------
GERMANY (7.3%)
    Bayer AG                             2,391,640         85,612
    Friedrich Grohe AG Pfd.                 18,747          5,138
    Linde AG                                60,000         37,353
    Mannesmann AG                          100,000         36,135
    SGL Carbon AG                           60,000          7,333

------------------------------------------------------------------
                                                           MARKET
INTERNATIONAL                                              VALUE*
GROWTH PORTFOLIO                            SHARES          (000)
------------------------------------------------------------------
    Siemens AG                           1,355,000  $      71,702
    Veba AG                              2,295,000        120,589
                                                   ---------------
                                                          363,862
                                                   ---------------
HONG KONG (5.2%)
    Cheung Kong Holdings Ltd.            5,580,000         39,147
    Citic Pacific Ltd.                   2,440,000         10,728
    Hong Kong Electric Holdings Ltd.     4,450,000         13,294
    HSBC Holdings PLC                    2,362,943         40,795
    Hutchison Whampoa Ltd.               6,810,000         41,216
    Sun Hung Kai Properties Ltd.         5,343,400         52,172
    Swire Pacific Ltd. A                 4,704,000         41,822
    Wharf Holdings Ltd.                  5,500,000         20,769
                                                   ---------------
                                                          259,943
                                                   ---------------
INDONESIA (1.3%)
    PT Indocement Tunggal
      (Foreign)                          2,062,000          5,987
    PT Indofood Sukses Makmur
      (Foreign)                         10,450,800         21,196
    PT Indosat ADR                         528,000         16,500
    PT Indosat (Foreign)                 1,748,000          5,523
    PT Telekomunikasi
      Indonesia ADR                        480,000         13,380
                                                   ---------------
                                                           62,586
                                                   ---------------
ITALY (1.1%)
    Fiat SPA                             7,000,000         21,710
    Parmalat Finanziaria SPA            13,206,240         18,116
    Telecom Italia Mobile SPA            8,000,000         16,488
                                                   ---------------
                                                           56,314
                                                   ---------------
JAPAN (26.5%)
    Bridgestone Corp.                    4,755,000         77,936
    Dai Nippon Printing Co., Ltd.        1,500,000         26,381
    DDI Corp.                                8,000         63,720
    East Japan Railway Co.                   6,245         29,212
    Fuji Photo Film Co., Ltd.            3,780,000        113,818
    Hirose Electronics Co., Ltd.           315,000         18,970
    Hitachi Ltd.                         4,600,000         42,273
    Ito-Yokado Co. Ltd.                  1,980,000        104,470
    Japan Airport Terminal Co., Ltd.       160,000          2,254
    Keyence Corp.                          130,000         16,519
    Kuraray Co., Ltd.                    2,250,000         22,997
    Kyocera Corp.                          317,000         21,542
    Mabuchi Motor Co.                      663,300         36,402
    Matsushita Electric Industrial
      Co., Ltd.                          4,075,000         68,667
    Mitsubishi Electric Corp.            1,969,000         12,637
    Mitsui & Co., Ltd.                   6,450,000         54,463
    Murata Manufacturing Co., Ltd.       2,216,000         78,356
    Nippon Television Network               39,300         11,725
    Omron Corp.                          2,488,000         45,590
    Sankyo Co., Ltd.                       935,000         23,246
    Seino Transportation Co., Ltd.         425,000          6,262
    Shin-Etsu Chemical Co., Ltd.         1,050,000         18,564
    Showa Shell Sekiyu                   2,760,000         26,685
    Skylark Co., Ltd.                       88,000          1,661
    SMC Corp.                              986,000         69,002
    Sumitomo Electric                    3,000,000         39,779
    Takeda Chemical                      5,731,000         99,211
    Tokyo Marine & Fire
      Insurance Co.                      4,050,000         46,243
    Tokyo Electron Ltd.                    545,000         14,252
    Toppan Printing Co., Ltd.            1,450,000         18,292
    Toray Industries Inc.                2,200,000         13,715
    Toyota Motor Corp.                   2,350,000         56,694
    Yamazaki Baking Co., Ltd.              400,000          6,814
    Yasuda Fire & Marine
      Insurance Co.                      5,190,000         33,835
    Yokohama Reito Co., Ltd.               211,000          2,662
                                                   ---------------
                                                        1,324,849
                                                   ---------------
KOREA (1.5%)
-   Hyundai Motor Co., Ltd. GDR Rfd.       466,000          5,848
    Korea Electric Power Corp.             441,050         15,747
    Korea Mobile
      Telecommunications Corp.              14,242         16,160
    Korean Air Lines                       463,102         11,133
    Pohang Iron & Steel Co., Ltd.           80,000          6,208
    Samsung Electronics Co. Ltd.
      GDR 1/2 Non-voting Stock             282,679          6,572
-   Samsung Electronics Co. Ltd.
      GDR 1/2 Voting Stock                  22,392          1,030
    Shinhan Bank                           465,162         10,756
                                                   ---------------
                                                           73,454
                                                   ---------------

MALAYSIA (2.3%)
    Genting Bhd.                         4,047,000         29,860
    Malayan Banking Bhd.                 4,333,000         41,179
    Renong Bhd.                          9,200,000         13,429
    Tan Chong Motor Holdings Bhd.        2,242,000          3,974
    Telekom Malaysia Bhd.                2,863,000         25,257
                                                   ---------------
                                                          113,699
                                                   ---------------
MEXICO (0.3%)
    Apasco SA de CV                      1,066,000          7,194
    Cemex SA de CV                         614,720          2,253
    Cifra SA de CV Series C              4,309,000          6,683
                                                   ---------------
                                                           16,130
                                                   ---------------
Netherlands (11.7%)
    Ceteco Holdings NV                     123,522          6,599
(1) Delft Instruments NV                   454,330         11,162
    Elsevier NV                          3,275,000         52,191
    Getronics NV                         2,283,588         55,691
    Hagemeyer NV                           248,818         18,625
    Heineken NV                            477,000        106,307
    Internationale Nederlanden
      Groep NV                           3,955,000        123,430
    KLM Royal Dutch Airlines NV            573,658         15,825
    Koninklijke Ahold NV                   480,000         26,889
    Oce Van-Der Grinten NV                 498,000         51,345
    Otra NV                                789,500         14,965
    Philips Electronics NV
      (non-voting)                       2,150,000         72,809
    Sphinx Gustavsberg NV                  396,046          6,383
    VNU-Verenigde Nederlandse
      Uitgeversbedrijven Verenigd
      Bezit NV                           1,270,000         22,079
                                                   ---------------
                                                          584,300
                                                   ---------------
PHILIPPINES (1.8%)
    Ayala Land Inc. B                   29,900,155         38,238
    Manila Electric Co. B                  598,000          4,589
    Manila Electric Co. GDR                395,605         14,637
    Philippines Long Distance
      Telephone Co.                        502,000         30,375
                                                   ---------------
                                                           87,839
                                                   ---------------


------------------------------------------------------------------
                                                           MARKET
                                                           VALUE*
                                            SHARES          (000)
------------------------------------------------------------------
SINGAPORE (2.0%)
    DBS Land Ltd.                        3,948,000  $      13,130
    Development Bank of Singapore
      Ltd. (Foreign)                     1,575,000         18,468
    Keppel Corp., Ltd.                   2,416,000         18,371
    Mandarin Oriental
      International Ltd.                 4,311,369          5,993
    Oversea-Chinese Banking Corp.
      Ltd. (Foreign)                     1,312,850         15,767
    Singapore Airlines Ltd. (Foreign)    1,268,000         13,426
    Singapore Press Holdings Ltd.
      (Foreign)                            796,320         13,808
    Wing Tai Holdings Ltd.                 917,000          1,968
                                                   ---------------
                                                          100,931
                                                   ---------------
SWEDEN (2.3%)
    Astra AB Series B                    1,700,000         70,413
    LM Ericsson Telephone AB
      Series B                           1,470,000         34,332
    Stora Kopparbergs Berglags
      Aktiebolag Series A                  900,000         12,652
                                                   ---------------
                                                          117,397
                                                   ---------------
SWITZERLAND (9.9%)
    ABB AG (Bearer)                         97,000        119,797
    Adecco SA (Bearer)                     102,800         29,014
    Ciba-Geigy AG (Registered)             121,500        153,707
    CS Holding AG (Registered)             613,000         63,729
    Nestle SA (Registered)                  45,000         52,795
    Roche Holding AG                         5,000         38,182
    Sandoz AG (Registered)                  33,248         39,646
                                                   ---------------
                                                          496,870
                                                   ---------------
THAILAND (1.6%)
    Bangkok Bank Public Co., Ltd.
      (Foreign)                          1,215,000         15,365
    Electricity Generating Public
      Co., Ltd. (Foreign)                  654,100          1,939
    Land and House Public Co., Ltd.
      (Foreign)                          1,966,700         28,290
    Siam Cement Public Co., Ltd.
      (Foreign)                             51,300          1,971
    Thai Farmers Bank Public
      Co., Ltd. (Foreign)                1,523,000         16,453
    United Communication Industry
      Public Co., Ltd. (Foreign)         1,550,000         15,313
                                                   ---------------
                                                           79,331
                                                   ---------------
UNITED KINGDOM (12.9%)
    Asda Group PLC                      13,000,000         22,859
    British Aerospace PLC                3,000,000         46,749
-   British Aerospace PLC
      Warrants Exp. 11/15/00               120,000            908
    British Airways PLC                  2,050,000         16,886
    British Land Co., PLC                5,880,000         42,276
    British Petroleum Co. PLC           12,490,000        121,230
    British Steel PLC                    7,000,000         20,350
    Burton Group PLC                    14,000,000         33,369
    Cable and Wireless PLC               4,000,000         26,321
    Courtaulds PLC                       2,750,200         18,548
    De La Rue PLC                          972,200          9,725
    EMI Group PLC                        1,300,000         29,300
    Enterprise Oil PLC                   3,300,000         26,357
    Lucas Industries PLC                 1,288,000          4,831
    Peninsular & Oriental Steam
      Navigation Co.                     1,700,000         13,684
    Rank Organisation PLC                6,465,000         45,168
    RTZ Corp. PLC                        3,060,000         45,484
    David S. Smith Holdings PLC          3,500,000         18,052
    Tesco PLC                            8,090,000         38,187
-   Thorn PLC                            1,300,000          7,884
    United News & Media PLC              2,500,000         27,938
    Vodafone Group PLC                   4,400,000         16,574
    Zeneca Group PLC                       600,000         14,329
                                                   ---------------
                                                          647,009
                                                   ---------------
------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $4,078,030)                                   4,900,595
------------------------------------------------------------------

                                              Face
                                            Amount
                                             (000)
------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.4%)
------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
    Obligations in a Pooled Cash Account
    5.25%, 9/3/96
    (COST $122,432)                       $122,432        122,432
------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
    (COST $4,200,462)                                   5,023,027
------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
------------------------------------------------------------------
Other Assets--Notes C and F                               441,365

Liabilities--Note F                                      (467,167)
                                                   ---------------
                                                          (25,802)
------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------
Applicable to 309,895,483 outstanding
    $1.00 par value shares
    (authorized 550,000,000 shares)                    $4,997,225
==================================================================

NET ASSET VALUE PER SHARE                                  $16.13
==================================================================

*  See Note A in Notes to Financial Statements.
-  Non-Income Producing Security.
(1)Considered an affiliated company as the Portfolio owns more than 5% of the outstanding voting securities of such company.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
Rfd.--Rank for Dividend.

------------------------------------------------------------------
                                            AMOUNT            PER
                                              (000)         SHARE
------------------------------------------------------------------
AT AUGUST 31, 1996, NET ASSETS CONSISTED OF:
------------------------------------------------------------------
Paid in Capital                         $3,970,430         $12.82
Undistributed Net
    Investment Income--Note D               44,960            .15
Accumulated Net Realized
    Gains--Notes D and E                   167,186            .54
Unrealized Appreciation
    (Depreciation)--Note E:
    Investment Securities                  822,565           2.65
    Foreign Currencies and
      Forward Currency Contracts            (7,916)          (.03)
------------------------------------------------------------------
NET ASSETS                              $4,997,225         $16.13
==================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gains (Losses) realized on the sale of investments in securities, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period; these amounts include the effect of foreign currency movements on the value of the Portfolio's securities. Currency Gains (Losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.


----------------------------------------------------------------------------
                                             INTERNATIONAL GROWTH PORTFOLIO
                                                 YEAR ENDED AUGUST 31, 1996
                                                                      (000)
----------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends(1)                                                   $  70,516
   Interest                                                           8,099
                                                               -------------
      Total Income                                                   78,615
                                                               -------------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                       5,892
      Performance Adjustment                                          1,545
   The Vanguard Group--Note C
      Management and Administrative                                  11,543
      Marketing and Distribution                                        938
   Taxes (other than income taxes)                                      274
   Custodian Fees                                                     2,846
   Auditing Fees                                                         10
   Shareholders' Reports                                                204
   Annual Meeting and Proxy Costs                                       101
   Directors' Fees and Expenses                                          15
                                                               -------------
      Total Expenses                                                 23,368
      Expenses Paid Indirectly--Note C                                 (831)
                                                               -------------
      Net Expenses                                                   22,537
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                                56,078
----------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                       136,883
   Foreign Currencies and Forward Currency Contracts                108,911
----------------------------------------------------------------------------
REALIZED NET GAIN                                                   245,794
----------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                            210,144
   Foreign Currencies and Forward Currency Contracts                (48,226)
----------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                    161,918
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $463,790
============================================================================

(1)Dividends are net of foreign withholding taxes of $9,872,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's Net Investment Income and Realized Capital Gain may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------
                                                         INTERNATIONAL GROWTH PORTFOLIO
                                                              YEAR ENDED AUGUST 31,
                                                         --------------------------------
                                                              1996             1995
                                                             (000)             (000)
-----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                 $      56,078     $      46,145
   Realized Net Gain (Loss)                                    245,794           (16,215)
                                                        ---------------------------------
   Change in Unrealized Appreciation (Depreciation)            161,918            82,767
                                                        ---------------------------------
      Net Increase in Net Assets Resulting from
           Operations                                          463,790           112,697
                                                        ---------------------------------
DISTRIBUTIONS
   Net Investment Income                                       (47,382)          (38,607)
   Realized Capital Gain                                       (49,751)               --
                                                        ---------------------------------
      Total Distributions                                      (97,133)          (38,607)
                                                        ---------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                    1,967,623         1,123,240
   Issued in Lieu of Cash Distributions                         90,182            36,111
   Redeemed                                                   (780,882)         (868,954)
                                                        ---------------------------------
      Net Increase from Capital Share Transactions           1,276,923           290,397
-----------------------------------------------------------------------------------------
   Total Increase                                            1,643,580           364,487
-----------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                         3,353,645         2,989,158
                                                        ---------------------------------
   End of Year                                              $4,997,225        $3,353,645
=========================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                      125,890            80,730
   Issued in Lieu of Cash Distributions                          6,000             2,719
   Redeemed                                                    (50,140)          (63,495)
                                                        ---------------------------------
      Net Increase in Shares Outstanding                        81,750            19,954
=========================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.



-----------------------------------------------------------------------------------------------------------------------
                                                                          INTERNATIONAL GROWTH PORTFOLIO
                                                                              YEAR ENDED AUGUST 31,
                                                            -----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                 1996         1995        1994          1993          1992
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $14.70       $14.36      $12.02        $10.15        $10.31
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                      .19          .20         .14           .12           .20
   Net Realized and Unrealized Gain (Loss) on Investments    1.65          .32        2.31          1.96          (.05)
                                                           ------------------------------------------------------------
      Total From Investment Operations                       1.84          .52        2.45          2.08           .15
                                                           ------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                      (.20)        (.18)       (.11)         (.21)         (.19)
   Distributions from Realized Capital Gains                 (.21)          --          --            --          (.12)
                                                           ------------------------------------------------------------
      Total Distributions                                    (.41)        (.18)       (.11)         (.21)         (.31)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                               $16.13       $14.70      $14.36        $12.02        $10.15
=======================================================================================================================

TOTAL RETURN                                               12.72%        3.76%      20.44%        21.06%         1.49%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                      $4,997       $3,354      $2,989        $1,477          $919
   Ratio of Total Expenses to Average Net Assets--Note C    0.56%        0.59%       0.46%         0.59%         0.58%
   Ratio of Net Investment Income to Average Net Assets     1.35%        1.53%       1.37%         1.27%         2.04%
   Portfolio Turnover Rate                                    22%          31%         28%           51%           58%
   Average Commission Rate Paid                            $.0223          N/A         N/A           N/A           N/A
----------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard International Growth Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The Portfolio invests in securities of foreign issuers which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform with generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Foreign securities listed on an exchange are valued at the latest quoted sales prices on the appropriate exchange as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

    2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 5:00 p.m. Geneva time on the valuation date.

    Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

    3. FORWARD CURRENCY CONTRACTS: The Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The Portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

    Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

    4. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    5. REPURCHASE AGREEMENTS: The Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. Government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. See Note E.

     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a contract that expires March 31, 1997, the Portfolio pays Schroder Capital Management International an investment advisory fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International-Europe, Australasia, Far East Index. For the year ended August 31, 1996, the advisory fee represented an effective annual basic rate of 0.14% of the Portfolio's average net assets before an increase of $1,545,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolio under methods approved by the Board of Directors. At August 31, 1996, the Portfolio had contributed capital of $494,000 to Vanguard (included in Other Assets), representing 2.5% of Vanguard's capitalization. The Portfolio's directors and officers are also directors and officers of Vanguard.

    Vanguard has asked the Portfolio's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Portfolio part of the commissions generated. Such rebates are used solely to reduce the Portfolio's administrative expenses. For the year ended August 31, 1996, these arrangements reduced the Portfolio's expenses by $831,000 (0.02% of average net assets).

D. During the year ended August 31, 1996, the Portfolio purchased $2,232,893,000 of investment securities and sold $880,692,000 of investment securities, not counting U.S. Government securities and temporary cash investments.

    During the year ended August 31, 1996, the Portfolio realized net foreign currency gains of $647,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At August 31, 1996, net unrealized appreciation of investment securities for financial reporting and Federal income tax purposes was $822,565,000, consisting of unrealized gains of $924,302,000 on securities that had risen in value since their purchase and $101,737,000 in unrealized losses on securities that had fallen in value since their purchase.

    At August 31, 1996, the Portfolio had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

----------------------------------------------------------------------------------------------
                                                                   (000)
                                              ------------------------------------------------
                                                                                UNREALIZED
CONTRACT                                           FOREIGN         U.S.        APPRECIATION
SETTLEMENT DATE                                   CURRENCY        DOLLARS     (DEPRECIATION)
----------------------------------------------------------------------------------------------
Deliver:
    9/16/96      CHF                               250,000        $199,105        $(9,905)
    9/20/96      JPY                            25,700,000         239,114          1,948
----------------------------------------------------------------------------------------------

CHF--Swiss Francs.
JPY--Japanese Yen.

Net unrealized depreciation of $7,957,000 related to open forward currency contracts is required to be treated as realized loss for tax purposes. After adjusting the Portfolio's accumulated net realized gains for the unrealized depreciation on forward currency contracts, the Portfolio had $159,229,000 of capital gains available for distribution.

    The Portfolio had net unrealized foreign currency gains of $41,000 resulting from the translation of other assets and liabilities at August 31, 1996.

F. The market value of securities on loan to broker/dealers at August 31, 1996, was $392,792,000, for which the Portfolio held cash collateral of $416,254,000.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Directors of
Vanguard International Growth Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Portfolio (the "Portfolio") at August 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

September 30, 1996

SPECIAL 1996 TAX INFORMATION (UNAUDITED)
FOR VANGUARD INTERNATIONAL GROWTH PORTFOLIO

This information for the fiscal year ended August 31, 1996, is included pursuant to provisions of the Internal Revenue Code.

    The Portfolio designates $172,963,000 as capital gain dividends (from net long-term capital gains), of which $28,953,000 was distributed to shareholders in December 1995. The balance of $144,010,000, along with any additional gains realized through October 31, 1996, will be distributed in December 1996. The Portfolio has elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on August 31, 1996 are as follows:


    ---------------------------------------------------------------
                             GROSS FOREIGN                 FOREIGN
    COUNTRY                    DIVIDENDS                     TAX
    ---------------------------------------------------------------
    Argentina                    $.0002                    $.0000
    Australia                     .0061                     .0003
    Belgium                       .0001                     .0000
    Brazil                        .0044                     .0005
    Canada                        .0070                     .0010
    Chile                         .0007                     .0002
    Finland                       .0025                     .0004
    France                        .0182                     .0000
    Germany                       .0195                     .0019
    Hong Kong                     .0222                     .0000
    Indonesia                     .0029                     .0004
    Italy                         .0060                     .0009
    Japan                         .0248                     .0037
    Korea                         .0016                     .0003
    Luxembourg                    .0001                     .0000
    Malaysia                      .0032                     .0009
    Mexico                        .0004                     .0000
    Netherlands                   .0356                     .0053
    Philippines                   .0009                     .0002
    Singapore                     .0047                     .0011
    Sweden                        .0053                     .0008
    Switzerland                   .0218                     .0033
    Thailand                      .0039                     .0004
    United Kingdom                .0674                     .0101
    ---------------------------------------------------------------

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 1996. Shareholders will receive more detailed information along with their Form 1099-DIV in January 1997.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus of Rhone-Poulenc Rorer Inc.; Director of
         Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, Jr., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, Jr., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
         Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
         Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
         Institutional.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.


[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

Growth and Income Funds
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

Balanced Funds
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LIFEStrategy Portfolios

Growth Funds
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

Aggressive Growth Funds
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

International Funds
  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity-International
    Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

Money Market Funds
  Vanguard Money Market Reserves
  Vanguard Admiral Funds

Income Funds
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

Tax-Exempt Money Market Funds
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

Tax-Exempt Income Funds
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q230-8/96


[FIGURE 9]